Non-Convertible Debt	12 Months Ended
Dec. 31, 2019
Disclosure of Non-Convertible Debt [Abstract]
Non-Convertible Debt
9.	Non-Convertible Debt

Details of the Non-Convertible Debt are as follows:

	Year ended December 31,
	2019	2018
Non-Convertible Debt – beginning of period	$178,483	$92,268
Transition to IFRS 9 (Note 2)	-	813
Non-Convertible Debt – adjusted beginning of period	178,483	93,081
Change due to modification (Note 7)	(352)	(1,452)
Accretion and capitalized interest	12,305	17,131
Funding, net of costs	-	69,723
Repayment	(190,436)	-
Total Non-Convertible Debt	-	178,483
Less current portion	-	(178,483)
Non-current portion	$-	$-

Since January 2015, the Company has issued $140.0 million of secured non-convertible debentures to Glencore. The Company has provided security on these debentures covering all of the assets of PolyMet.

These debentures bore interest at twelve month U.S. dollar LIBOR plus 8.0% through December 31, 2015, twelve month U.S. dollar LIBOR plus 15.0% beginning January 1, 2016, and twelve month U.S. dollar LIBOR plus 10.0% beginning April 1, 2018.  Interest was compounded quarterly and payable in cash or by increasing the principal amount of the debentures, at the option of Glencore.  Since inception, $50.436 million of interest was capitalized to the principal amount of the debenture.  All borrowing costs were eligible for capitalization and $12.305 million was capitalized during 2019.  Upon closing of the Rights Offering, these debentures were fully repaid on June 28, 2019 (see Note 10).